UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 19, 2015
ML TREND-FOLLOWING FUTURES FUND L.P.
 (Exact name of registrant as specified in its charter)

Delaware	0-28928	13-3887922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
 (Address and Zip Code of principal executive offices)
Registrant’s telephone number, including area code: (609) 274-5838
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Merrill Lynch Alternative Investments LLC is the general partner and sponsor (the “Sponsor”) of ML Trend-Following Futures Fund L.P. (the “Registrant”).
(b)  On August 19, 2015, Steven Suss ceased being a member of the Sponsor’s Board of Managers.  Additionally, as of August 19, 2015, Mr. Suss no longer serves as a Vice President of the Sponsor.
On August 19, 2015, James Bowden ceased being a member of the Sponsor’s Board of Managers. Additionally, as of August 19, 2015, Mr. Bowden no longer serves as a Vice President of the Sponsor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ML TREND-FOLLOWING FUTURES FUND L.P.

By: Merrill Lynch Alternative Investments LLC,
its general partner

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date:  August 24, 2015